UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Triloma EIG Energy Income Fund Triloma EIG Energy Income Fund — Term I
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Triloma EIG Energy Income Fund

Triloma EIG Energy Income Fund - Term I

201 North New York Avenue

Suite 250

Winter Park, FL 32789

November 23, 2016

Dear Shareholder:

I am writing to ask for your vote on important matters concerning your investment in the Triloma EIG Energy Income Fund and/or Triloma EIG Energy Income Fund — Term I (each a “Fund,” and collectively the “Funds”). The Boards of Trustees of the Funds have called a special meeting of shareholders of the Funds scheduled for Thursday, December 29, 2016, at 201 North New York Avenue, Suite 250, Winter Park, FL 32789, at 10:00 a.m. Eastern Time (the “Meeting”).

It is important that you vote all proxies you receive.

The attached Joint Proxy Statement relates to the following proposals that will be considered and acted upon at the Meeting:

(1)         To approve an amended and restated investment advisory agreement for each Fund; and

(2)         To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

After careful consideration, the Boards of Trustees of the Funds recommend that you vote “FOR” the Proposal.

Proposal 1 will be voted on by all shareholders of each Fund. Detailed information about the Proposal is contained in the enclosed materials. Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Joint Proxy Statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Meeting on Thursday, December 29, 2016. VOTING IS QUICK AND EASY. EVERYTHING YOU WILL REQUIRE IS ENCLOSED. To cast your vote simply complete, sign and return the Proxy Card in the enclosed postage-paid envelope.

In addition to voting by mail, you may also vote either by telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Joint Proxy Statement and have your Proxy Card at hand.	(1) Read the Joint Proxy Statement and have your Proxy Card at hand.

(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.

(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.	(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Whichever method you choose, please read the enclosed Joint Proxy Statement carefully before you vote.

NOTE: You may receive more than one set of proxy solicitation materials if you hold shares in more than one account. Please be sure to vote each account by utilizing one of the methods described on the Proxy Card or by signing and dating each card and enclosing it in the postage-paid envelope provided for each Proxy Card.

If you have any questions after considering the enclosed materials, please call Broadridge Financial Solutions, Inc. (“Broadridge”) at 855-601-2251.

Sincerely,

/s/ Deryck A. Harmer
Deryck A. Harmer
President & Chief Executive Officer

Triloma EIG Energy Income Fund

Triloma EIG Energy Income Fund - Term I

Triloma EIG Energy Income Fund

Triloma EIG Energy Income Fund - Term I

201 North New York Avenue

Suite 250

Winter Park, FL 32789

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 29, 2016

To the Shareholders:

NOTICE IS HEREBY GIVEN that Triloma EIG Energy Income Fund and Triloma EIG Energy Income Fund - Term I (the “Funds”) will hold a special meeting of shareholders at 201 North New York Avenue, Suite 250, Winter Park, FL 32789, on Thursday, December 29, 2016, at 201 North New York Avenue, Suite 250, Winter Park, FL 32789, at 10:00 a.m. Eastern Time (the “Meeting”). Please contact Broadridge at 855-601-2251 if you have any questions relating to attending the Meeting in person. The Meeting will be held for the following purposes:

(1)         To approve an amended and restated investment advisory agreement for each Fund; and

(2)         To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof with respect to a Fund if you owned shares of such Fund at the close of business on November 23, 2016 (the “Record Date”).

Whether or not you plan to attend the Meeting in person, please vote your shares. In addition to voting by mail you may also vote by either telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Joint Proxy Statement and have your Proxy Card at hand.	(1) Read the Joint Proxy Statement and have your Proxy Card at hand.

(2) Call the toll-free number that appears on your Proxy Card.	(2) Go to the website that appears on your Proxy Card.

(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.	(3) Enter the control number set forth on the Proxy Card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Whichever method you choose, please read the enclosed Joint Proxy Statement carefully before you vote.

Important Notice regarding the availability of Proxy Materials for the Special Meeting of Shareholders to be held on December 29, 2016.

This proxy statement is available at www.proxyvote.com.

PLEASE RESPOND—WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

YOUR VOTE IS IMPORTANT.

By Order of the Boards of Trustees,

/s/ Hope L. Newsome
Hope L. Newsome
Secretary
November 23, 2016

Triloma EIG Energy Income Fund

Triloma EIG Energy Income Fund - Term I

201 North New York Avenue

Suite 250

Winter Park, FL 32789

JOINT PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 29, 2016

THIS PROXY STATEMENT IS BEING FURNISHED TO YOU IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARDS OF TRUSTEES (“BOARDS”) OF Triloma EIG Energy Income Fund and Triloma EIG Energy Income Fund — Term I (the “Funds”), to be voted at a Special Meeting of Shareholders to be held on Thursday, December 29, 2016 at 201 North New York Avenue, Suite 250, Winter Park, FL 32789, at 10:00 a.m. Eastern Time (the “Meeting”) for the purposes set forth below and described in greater detail in this Joint Proxy Statement. (The meeting and any adjournment or postponement of the meeting is referred to in this Joint Proxy Statement as the “Meeting.”) This Joint Proxy Statement, along with a Notice of the Special Meeting of Shareholders and Proxy Card, is first being mailed to shareholders of the Funds on or about December 14, 2016.

The following proposals will be considered and acted upon at the Meeting:

PROPOSAL

(1)         To approve an amended and restated investment advisory agreement for each Fund; and

(2)         To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof with respect to a Fund if you owned shares of such Fund at the close of business on November 23, 2016 (the “Record Date”).

Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If Proxy Cards have been executed, but no instructions are given, such proxies will be voted in favor of the proposal to approve an amended and restated investment advisory agreement for each Fund (the “Proposal”), as applicable. To revoke a proxy, the shareholder giving such proxy must either (1) submit to the Fund a subsequently dated Proxy Card, (2) deliver to the Fund a written notice of revocation, or (3) otherwise give notice of revocation at the Meeting, in all cases prior to the exercise of the authority granted in the proxy.

The presence in person or by proxy of the holders of record of a majority of the outstanding shares of a Fund entitled to vote shall constitute a quorum at the Meeting for purposes of the proposal with respect to the applicable Fund.

In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal for any Fund is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting of the applicable Fund to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Fund’s shares present in person or by proxy at the Meeting. In the event a quorum is present at the Meeting but sufficient votes to approve the Proposal with respect to a Fund are not received, proxies would be voted in favor of one or more adjournments of the Meeting with respect to such Proposal to permit further solicitation of proxies, provided the persons named as proxies determine that such an adjournment and additional solicitation is reasonable and in the interest of stockholders of the applicable Fund. Pursuant to each Fund’s bylaws, the chairman of the Fund’s Meeting or an officer of the Fund also hold the previously described powers with respect to adjournment.

If a shareholder wishes to participate in the Meeting, but does not wish to authorize the execution of a proxy by telephone or through the Internet, the shareholder may still submit the Proxy Card included with this Proxy Statement or attend the Meeting in person.

Each Fund’s most recent annual report, including financial statements, for the Fund’s most recent fiscal year has been mailed previously to shareholders. If you would like to receive additional copies of the Fund’s most recent annual report free of charge, or copies of any subsequent shareholder report, please make the request in writing to the Fund at 201 North New York Avenue, Suite 250, Winter Park, FL 32789, or call the Fund at (407) 636-7115. You can also obtain the annual reports and semi-annual reports for the Funds by visiting www.trilomaenergy.com/perpetual and www.trilomaenegery.com/term.

PROPOSAL 1

TO APPROVE AN AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT FOR TRILOMA EIG ENERGY INCOME FUND AND TRILOMA EIG ENERGY INCOME FUND - TERM I

Proposal Overview and Board Recommendation

At a meeting of the Boards on November 21, 2016 (the “Board Meeting”), the Boards, subject to subsequent shareholder approval at the Meeting, approved changes to certain provisions of the current Investment Advisory Agreements (“Current Advisory Agreements”) of Triloma EIG Energy Income Fund and Triloma EIG Energy Income Fund — Term I (each a “Fund”, collectively the “Funds”) related to the payment of expenses by each Fund and the reimbursement of Triloma Energy Advisors, LLC (“Triloma” or the “Advisor”) for certain expenses Triloma will incur in the course of providing services to each Fund.

Each Current Advisory Agreement sets forth a detailed list of the various transactional and operational costs and expenses (“Operating Expenses”) payable by the Fund, which include “costs associated with the Fund’s chief compliance officer, but only as long as the chief compliance officer is being provided by a third party compliance firm.”

Upon its commencement of operations, each Fund had retained Foreside Compliance Services, LLC (“Foreside”) to provide compliance services to the Fund, including designating a Foreside employee to serve as the Fund’s chief compliance officer (“CCO”). Costs and expenses associated with Foreside’s compliance services were Fund expenses. As of October 1, 2016, the Board determined that the CCO function should be internalized at Triloma, and appointed Hope Newsome, Triloma’s CCO, to serve as each Fund’s CCO. The Board also determined that it was reasonable and fair to retain Triloma to provide compliance services to each Fund, including designating Hope Newsome to serve as each Fund’s CCO, and for each Fund to bear such cost and expenses.  Management is recommending that the Current Advisory Agreements be amended in the manner detailed below to provide that the costs and expenses of the internalized CCO function are a Fund expense in the same way that these expenses in respect of the externalized CCO function were a Fund expense.

In addition, Management and the Board concluded that the detailed list of Operating Expenses set forth in each Current Advisory Agreement was not necessary to be included therein, as the same detailed list of Operating Expenses is currently included in each Fund’s Administration Agreement with Triloma (this same list of Operating Expenses is also set forth in each Fund’s Prospectus).

Accordingly, it is proposed that the Current Advisory Agreements be amended and restated to remove in its entirety the itemized list of Operating Expenses to be borne by the Funds, including the expenses of a third party compliance firm CCO. As discussed above, the detailed list of Operating Expenses payable by the Fund would remain in each Fund’s Administration Agreement and Prospectus, with the one change discussed above relating to the Fund’s payment of the Triloma compliance services cost and expenses.

After considering the proposed changes and extensive discussions with Triloma at a meeting held on November 21, 2016, the Boards determined to approve, and recommend that the shareholders of the Funds likewise approve, the Amended and Restated Investment Advisory Agreements (“New Advisory Agreements”).  The Boards believe that the proposed changes will allow for more efficient management of the Funds without undue overreaching.  The Boards also determined that the proposed treatment of the costs and expenses of the internalized CCO function as a Fund expense is reasonable, as the Funds are required by law to have a CCO and the services provided by the internalized CCO are for the Funds’ benefit.

Copies of each Fund’s proposed New Advisory Agreement, blacklined to show the proposed changes to the corresponding Current Advisory Agreement, are attached hereto as Exhibits A and B.

In the event that shareholders do not approve a Fund’s New Advisory Agreement, the terms and provisions of the Fund’s Current Advisory Agreement would remain in effect.

REQUIRED VOTE

Approval of the Proposal with respect to each Fund requires the affirmative vote of “a majority of the outstanding voting securities, “as defined in the Investment Company Act of 1940, as amended (“1940 Act”), of each Fund. Under the 1940 Act, the vote of “a majority of the outstanding securities” of a Fund means the vote (i) of 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) of more than 50% of the shares, whichever is less. Abstentions and broker non-votes (i.e., shares held in the name of a broker or nominee for which an executed proxy is received, but which have not been voted because the broker or nominee does not have discretionary voting power and voting instructions have not been received from the beneficial owner) will not be considered votes cast and, for purposes of clause (i) above, will have the same effect as votes cast against the proposal. With respect to the Proposal, broker-dealer firms will not be permitted to grant voting authority without shareholder instructions with respect to the Proposal. Shareholders of the Funds are entitled to one vote per share of the applicable Fund as of the Record Date and a proportionate fractional vote with respect to any fractional shares, if any.

If shareholders of a Fund approve the New Advisory Agreement, the New Advisory Agreement will become effective as of the date of such approval. If shareholders of a Fund do not approve the New Advisory Agreement, the Current Advisory Agreement of the applicable Fund will remain in effect in accordance with its terms and the Board may consider whether to pursue alternative actions.

THE BOARDS, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSAL

ADDITIONAL INFORMATION ABOUT THE ADVISOR

Triloma Energy Advisors, LLC (“Triloma” or the “Advisor”), 201 North New York Avenue, Suite 250, Winter Park, FL 32789, acts as the investment adviser to the Funds and manages the investment and reinvestment of the assets of the Funds, subject to the supervision of the Boards.  The Advisor has entered into sub-advisory agreements with EIG Credit Management Company, LLC, which conducts its advisory business through a group of affiliated advisers (collectively referred to as the “Sub-Advisor”), pursuant to which the Advisor may obtain the services of the Sub-Advisor to assist the Advisor in fulfilling the Advisor’s responsibilities to the Funds. Specifically, the Advisor has retained the Sub-Advisor to recommend specific securities or other investments based upon the Funds’ investment objectives, policies and restrictions, and work, along with the Advisor, in sourcing, structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the Funds, subject to the oversight of the Advisor and the Funds.  The Advisor is an affiliate of Triloma Financial Group, LLC. As of June 30, 2016, the Advisor managed approximately $4.9 in assets, and the Sub-Advisor managed approximately $14.0 billion in assets.

The following table identifies the name, title and principal occupation of the principal executive officers and each member of the Board of Directors of the Advisor. The address of each Director and Officer of the Advisor is 201 North New York Avenue, Suite 250, Winter Park, FL 32789 except as indicated below:

Name and Address	Title
Barry L. Goff	Director

Hope Newsome	Chief Compliance Officer

Elizabeth Strouse	Chief Financial Officer

Michael Wood	Chief Investment Officer

Deryck Harmer	President & Chief Executive Officer

The majority of the Board of each Fund is independent.  Barry L. Goff serves as an interested Trustee of each Fund.

GENERAL INFORMATION ABOUT THE FUNDS

Management and Other Service Providers

Exhibit C sets forth information concerning the current executive officers of the Funds. In addition, set forth below is a description of the current service providers of the Funds.

Distributor

Triloma Securities LLC, 201 N. New York Avenue Suite 250, Winter Park, FL 32789, serves as a distributor to the Fund pursuant to a Dealer Manager Agreement dated as of June 23, 2015. Triloma Securities LLC is an affiliate of the Advisor.

Administrator

Triloma Energy Advisors, LLC, 201 North New York Avenue, Suite 250, Winter Park, FL 32789, serves as administrator for the Funds. Triloma Energy Advisors, LLC is an affiliate of Triloma Financial Group, LLC.

Portfolio Transactions and Brokerage

For the fiscal year ended December 31, 2015, the Funds did not pay brokerage commissions to any affiliated broker-dealers.

Purchases or Sales of Securities of the Advisor

Since the beginning of the most recently completed fiscal year, no Trustee of the Funds have made any purchases or sales of securities of Triloma Energy Advisors, LLC or any of its affiliates.

No Other Matters

The Boards do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholder Proposals

The Funds do not hold annual shareholder meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Funds at their principal office a reasonable time before the Funds print and send the proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting.

VOTING INFORMATION

This Joint Proxy Statement is furnished in connection with a solicitation of proxies by the Boards to be used at the Meeting. This Joint Proxy Statement, along with a Notice of the Special Meeting of Shareholders and Proxy Card, is first being mailed to shareholders of the Funds on or about December 14, 2016. Only shareholders of record as of the close of business on the Record Date, November 23, 2016, will be entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof. If the enclosed form of Proxy Card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed Proxy Cards will be voted FOR the approval of the New Advisory Agreements. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of the Fund at the address on the cover of this Joint Proxy Statement or by attending and voting at the Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the proposal listed above.

The Advisor, the sub-advisor, EIG Credit Management Company, LLC (together with the Advisor, the “Advisors”), and certain parties associated with and/or employed by the Advisors (collectively, the “Affiliated Shareholders”) have irrevocably committed pursuant to a voting agreement to “mirror vote” any shares of the Funds they hold, and will cast their votes in the same proportion FOR and AGAINST the Proposal or ABSTAIN from voting thereon as the votes cast by all other shareholders of the applicable Fund.  Because the Affiliated Shareholders own a significant portion of each Fund’s outstanding shares, the mirror voting arrangement described above could result in the Proposal being approved with only a relatively small absolute number of other shareholders voting in the affirmative.

Quorum

The presence in person or by proxy of the holders of record of a majority of the outstanding shares of each Fund entitled to vote shall constitute a quorum at the Meeting with respect to such Fund.

Shareholder Information

As of the close of business on the Record Date, Triloma EIG Energy Income Fund and Triloma EIG Energy Income Fund — Term I had 148,017.896 common shares and 147,288.941 common shares outstanding, respectively.  A list of the shareholders who own more than 5% of the outstanding Shares of each Fund as of November 1, 2016, is attached hereto as Exhibit D.

ATTENDING THE MEETING

If you wish to attend the meeting in person you will be required to present proper identification and proof of share ownership as of the Record Date.

Identification

All shareholders and valid proxy holders must provide a valid form of government-issued photo identification, such as a valid driver’s license or passport. In addition, if you are representing an entity that is a shareholder, you must provide evidence of your authority to represent that entity at the meeting.

Proof of Ownership

Holders of record (i.e., if you hold shares in your own name) — The top half of the proxy card or your notice of internet availability of proxy materials indicating the holder of record (whose name and share ownership may be verified against our list of registered shareholders) can be used.

Holders in street name (i.e., if your shares are held through a broker, bank, or other nominee) — A brokerage statement that demonstrates share ownership as of the Record Date or a letter from your bank or broker indicating that you held shares as of the Record Date are examples of proof of share ownership. If you want to vote your shares held in street name in person, you must also provide a written proxy in your name from the broker, bank, or other nominee that holds your shares.

Valid proxy holders for holders of record —A written legal proxy to you signed by the holder of record (whose name and share ownership may be verified against our list of registered shareholders), and proof of ownership by the holder of record as of the Record Date (see “Holders of record” above).

Valid proxy holders for holders in street name— A written legal proxy from the brokerage firm or bank holding the shares to the street name holder that is assignable and a written legal proxy to you signed by the street name holder, together with a brokerage statement or letter from the bank or broker indicating that the holder in street name held shares as of the Record Date.

Guests — Admission of persons to the meeting who are not shareholders is subject to space limitations and to the sole discretion of management.

ADJOURNMENTS

In the event that sufficient votes to approve the Proposal are not received, whether or not a quorum is present, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. In addition, if, in the judgment of persons named as proxies, it is advisable to defer action on one or more proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal or proposals for a reasonable period or periods. In the event of an adjournment, no further notice is needed other than an announcement at the Meeting to be adjourned if the adjourned meeting is held no later than 120 days after the record date. For purposes of calculating a vote to adjourn the Meeting, any broker non-votes received will be excluded from the calculation of the number of votes required to approve any proposal to adjourn a meeting.

EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will effectively be a vote against a Proposal, for which the required vote is a majority of the shares outstanding and entitled to vote on the matter. In addition, abstentions will effectively be a vote against adjournment, for which the required vote is a percentage of the shares present and entitled to vote at the Meeting. As described above in the section entitled “Adjournments,” broker non-votes will have no effect on votes to adjourn the Meeting.

PROXY SOLICITATION

Proxies are being solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of the Funds, the Advisor and their affiliates or by proxy soliciting firms retained by the Fund. The Fund has retained Broadridge Financial Solutions, Inc. (“Broadridge”), a proxy solicitor, to assist in the solicitation of Proxy Cards primarily by contacting shareholders by telephone and facsimile. By contract, Broadridge, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing to any third party shareholder information; and (iii) required to comply with applicable state telemarketing laws. The cost of retaining such proxy solicitor will be deemed an expense relating to the Meeting. The cost of Broadridge’s services is expected to be approximately $3,250.00. In addition, the Funds may reimburse persons holding shares in their names or in the names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners. The cost of the shareholder meeting, including expenses related to conducting this proxy and the costs of solicitation, will be borne by the Funds.

As the meeting date approaches, shareholders of the Funds may receive a call from a representative of the Advisor or Broadridge if the Fund has not yet received their vote. Authorization to permit the Advisor or Broadridge to execute proxies may be obtained by telephonic or electronically transmitted instructions from Fund shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is solicited, the Advisor or Broadridge representative is required to ask the shareholder for the shareholder’s full name, address, social security number or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received this Proxy Statement in the mail.

If the shareholder information solicited agrees with the information provided to the Advisor or Broadridge by the Funds, the Advisor or Broadridge representative has the responsibility to explain the process, read the proposal listed on the Proxy Card, and ask for the shareholder’s instructions on each proposal. The representative of the Advisor or Broadridge although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. The Advisor or Broadridge will record the shareholder’s instructions on the card. Within 72 hours, the Advisor or Broadridge will send the shareholder a letter or mailgram to confirm the shareholder’s vote and asking the shareholder to call the Advisor or Broadridge immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

EXHIBIT A

AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

BETWEEN

TRILOMA EIG ENERGY INCOME FUND

AND

TRILOMA ENERGY ADVISORS, LLC

This Amended and Restated Investment Advisory Agreement (the “Agreement”) is made this [  ]th day of [  ], 2016, by and between TRILOMA EIG ENERGY INCOME FUND, a Delaware statutory trust (the “Fund”), and TRILOMA ENERGY ADVISORS, LLC, a Florida limited liability company (the “Advisor”).

WHEREAS, the Fund is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, the Advisor is a newly organized investment adviser registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Fund desires to retain the Advisor to furnish investment advisory services to the Fund on the terms and conditions hereinafter set forth, and the Advisor wishes to be retained to provide such services;

WHEREAS, the parties hereto entered into an Investment Advisory Agreement on June 30, 2015(the “Effective Date”); and

WHEREAS, the parties now desire to amend and restate the Investment Advisory Agreement to revise the manner in which the Advisor is reimbursed by the Fund for certain expenses it has incurred in the course of providing services to the Fund hereunder.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:

1.  Duties of the Advisor.

(a)  Retention of Advisor. The Fund hereby appoints the Advisor to act as the investment adviser to the Fund and to manage the investment and reinvestment of the assets of the Fund, subject to the supervision of the Board of Trustees of the Fund (the “Board”), for the period and upon the terms herein set forth:

(i)                                     in accordance with the investment objectives, policies and restrictions that are set forth in the Fund’s then-effective Registration Statement on Form N-2 filed with the Securities and Exchange Commission (the “SEC”), as amended from time to time (the “Registration Statement”), the Fund’s prospectus that forms a part of the Registration Statement, as amended and supplemented from time to time (the “Prospectus”), and/or the Fund’s periodic reports filed with the SEC from time to time; and

(ii)                                  during the term of this Agreement in accordance with all other applicable federal and state laws, rules and regulations, and the Fund’s Declaration of Trust (“Declaration of Trust”) and Bylaws (the “Bylaws”), in each case as may be amended from time to time.

(b)  Responsibilities of Advisor. Without limiting the generality of the foregoing, the Advisor shall, during the term and subject to the provisions of this Agreement:

(i)                                     determine the composition and allocation of the portfolio of the Fund, the nature and timing of the changes therein and the manner of implementing such changes;

(ii)                                  identify, evaluate and negotiate the structure of the investments made by the Fund;

(iii)                               execute, monitor and service the Fund’s investments;

(iv)                              determine the securities and other assets that the Fund shall purchase, retain, or sell;

(v)                                 perform due diligence on prospective portfolio companies;

(vi)                              provide cash management services to invest the Fund’s daily cash balances; and

(vii)                           provide the Fund with such other investment advisory, research and related services as the Fund may, from time to time, reasonably request or require for the investment of its funds.

(c)  Power and Authority. To facilitate the Advisor’s performance of these undertakings, but subject to the restrictions contained herein, the Fund hereby delegates to the Advisor, and the Advisor hereby accepts, the power and authority on behalf of the Fund to effectuate its investment decisions for the Fund, including the execution and delivery of all documents relating to the Fund’s investments and the placing of orders for other purchase or sale transactions on behalf of the Fund. In the event the Fund determines to obtain debt financing, the Advisor shall arrange for such financing on the Fund’s behalf, subject to the oversight and approval of the Board. If it is necessary or appropriate for the Advisor to make investments on behalf of the Fund through one or more special purpose vehicles, the Advisor shall have authority to create or arrange for the creation of such special purpose vehicles and to make such investments through such special purpose vehicles in accordance with the Investment Company Act.

(d)  Acceptance of Appointment. The Advisor hereby accepts such appointment and agrees during the term hereof to render the services described herein for the compensation provided herein, subject to the limitations contained herein.

(e)  Sub-Advisor. The Advisor is hereby authorized to enter into a sub-advisory agreement with EIG Credit Management Company, LLC (the “Sub-Advisor”), pursuant to which the Advisor may obtain the services of the Sub-Advisor to assist the Advisor in fulfilling its responsibilities hereunder. Specifically, the Advisor may retain the Sub-Advisor to recommend specific securities or other investments based upon the Fund’s investment objectives, policies and restrictions, and work, along with the Advisor, in sourcing, structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the Fund, subject to the oversight of the Advisor and the Fund.

(i)                                     The Advisor and not the Fund shall be responsible for any compensation payable to any Sub-Advisor.

(ii)                                  The sub-advisory agreement entered into between the Advisor and Sub-Advisor shall be in accordance with the requirements of the Investment Company Act, including without limitation the requirements relating to the Board and the Company’s shareholder approval thereunder, and other applicable federal and state law.

(iii)                               The Sub-Advisor shall be subject to the same fiduciary duties imposed on the Advisor pursuant to this Agreement, the Investment Company Act and the Advisers Act, as well as other applicable federal and state law.

(f)  Independent Contractor Status. The Advisor shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

(g)  Record Retention. Subject to review by, and the overall control of, the Board, the Advisor shall keep and preserve for the period required by the Investment Company Act any books and records relevant to the provision of its investment advisory services to the Fund and shall specifically maintain all books and records with respect to the Fund’s portfolio transactions and shall render to the Board such periodic and special reports as the Board may reasonably request or as may be required under applicable federal and state law, and shall make such records available for inspection by the Board and its authorized agents, at any time and from time to time during normal business hours or as may be agreed upon by the Advisor. The Advisor agrees that all records that it maintains for the Fund are the property of the Fund and shall surrender promptly to the Fund any such records upon the Fund’s request and upon termination of this Agreement pursuant to Section 10, provided that the Advisor may retain a copy of such records.

2.  The Fund’s Responsibilities and Expenses Payable by the Fund.

(a)  Advisor Personnel.  All investment personnel of the Advisor, when and to the extent engaged in providing investment advisory services hereunder, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by the Advisor and not by the Fund.

(b)  Costs.  Subject to the limitations on reimbursement of the Advisor as set forth in Section 2(c) below, the Fund, either directly or through reimbursement to the Advisor, shall bear all other reasonable costs and expenses of its operations and transactions

(c)  Periodic Reimbursement. Expenses incurred by the Advisor on behalf of the Fund and payable by the Fund pursuant to this Section 2 shall be reimbursed no less frequently than quarterly to the Advisor. The Advisor shall prepare a statement documenting the expenses of the Fund and the calculation of the reimbursement and shall deliver such statement to the Board for its review and approval prior to full reimbursement.

3.  Compensation of the Advisor. The Fund agrees to pay, and the Advisor agrees to accept, as compensation for the services provided by the Advisor hereunder, a base management fee (“Management Fee”) and an incentive fee (“Incentive Fee”) as hereinafter set forth. The Advisor may agree to temporarily or permanently waive, in whole or in part, the Management Fee and/or the Incentive Fee. See Appendix A for examples of how these fees are calculated.

(a)  Management Fee. The Management Fee shall be calculated at an annual rate of 2.0% of the Fund’s average gross assets. The Management Fee shall be payable monthly in arrears, and shall be calculated based on the simple average of the Fund’s gross assets at the end of the two most recently completed calendar months. All or any part of the Management Fee not taken as to any month shall be deferred without interest and may be taken in any such other month as the Advisor may determine. The Management Fee for any partial month shall be appropriately prorated.

(b)  Incentive Fee. The Incentive Fee for the Fund shall be calculated as follows:

(i)                                     The “Incentive Fee” shall be calculated and payable quarterly in arrears based on the Fund’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter. In the case of a liquidity event (as such term is defined in the Prospectus) or if the Agreement is terminated, the fee will also become payable as of the effective date of the event. The payment of the Incentive Fee shall be subject to payment of a preferred return to investors each quarter, expressed as a quarterly rate of return on the average Adjusted Capital (as defined below) for the most recently completed calendar quarter, of 1.875% (7.5% annualized), subject to a “catch up” feature (as described below). These calculations will be appropriately prorated for any period of less than three months.

For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the Management Fee, expenses reimbursed or fees paid to the Advisor under the Fund Administration Agreement between the Advisor and the Fund, and any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the Incentive Fee, Distribution and Dealer Manager fee, any expense payments under the Expense Support and Reimbursement Agreement, and any reimbursement payments by the Fund). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount debt instruments with payment-in-kind interest and zero coupon securities), accrued income only when the cash is received by the Fund. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. For purposes of computing the Incentive Fee, the calculation methodology will look through derivatives or swaps as if the Fund owned the reference assets directly. Therefore, net interest, if any, associated with a derivative or swap (which represents the difference between (i) the interest income and fees received in respect of the reference assets of the derivative or swap and (ii) the interest expense paid by the Fund to the derivative or swap counterparty) will be included in the calculation of quarterly pre-incentive fee net investment income for purposes of the Incentive Fee.

For purposes of this fee, “Adjusted Capital” shall mean (a) cumulative proceeds received by the Fund from the sale of Shares, including proceeds from the Fund’s distribution reinvestment plan, net of sales load and (b) reduced by (i) distributions paid to the Fund’s shareholders that represent return of capital and (ii) amounts paid for share repurchases pursuant to the Fund’s share repurchase program.

The calculation of the Incentive Fee for each quarter is as follows:

(A)                               No Incentive Fee is payable in any calendar quarter in which the Fund’s Pre-Incentive Fee Net Investment Income does not exceed the quarterly hurdle rate of 1.875%;

(B)                               100% of the Fund’s Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.344% in any calendar quarter (9.376% annualized) is payable to the Advisor. This portion of the Fund’s Pre-Incentive Fee Net Investment Income which exceeds the hurdle rate but is less than or equal to 2.344% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Advisor with an incentive fee of 20% on all of the Fund’s Pre-Incentive Fee Net Investment Income when the Fund’s Pre-Incentive Fee Net Investment Income reaches 2.344% in any calendar quarter; and

(C)                               20% of the Fund’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.344% in any calendar quarter (9.376% annualized) is payable to the Advisor once the hurdle rate is reached and the catch-up is achieved (i.e., 20% of all the Fund’s Pre-Incentive Fee Net Investment Income thereafter is allocated to the Advisor).

4.  Covenants of the Advisor.

The Advisor covenants that it is registered as an investment adviser under the Advisers Act and will maintain such registration during the term of this Agreement. The Advisor agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.

5.  Brokerage Commissions.

The Advisor is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Fund to pay a member of a national securities exchange, broker or dealer an amount of commission, markup or markdown for effecting a securities transaction in excess of the amount of commission, markup or markdown another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith, taking into account such factors as price (including the applicable brokerage commission, markup, markdown or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission, markup or markdown is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Fund’s portfolio, and constitutes the best net results for the Fund.

6.  Other Activities of the Advisor.

The services of the Advisor to the Fund are not exclusive, and the Advisor may, subject to other agreements to which it or its Affiliates may be party, engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Fund, so long as its services to the Fund hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any manager, partner, member (including its members and the owners of its members), officer or employee of the Advisor to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith. The Advisor assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that trustees, officers, employees and shareholders of the Fund are or may become interested in the Advisor and its affiliates, as directors, officers, employees, partners, shareholders, members, managers or otherwise, and that the Advisor and directors, officers, employees, partners, shareholders, members and managers of the Advisor and its affiliates are or may become similarly interested in the Fund as shareholders or otherwise.

During the term of this Agreement and for a period of one (1) year following any termination or nonrenewal of this Agreement for any reason, the Fund shall not, directly or indirectly on behalf of itself or any other person or entity: (a) solicit the employment of or employ any partners, shareholders, directors, officers, employees, consultants and/or associated persons (each, an “Associate”) of the Advisor, any Sub-Advisor or any of their respective Affiliates (collectively, “Advisor Persons”) or any person or entity who was an Associate of an Advisor Person during the one-year period preceding such proposed solicitation or employment, or (b) induce, persuade or attempt to induce or persuade the discontinuation of, or in any way interfere or attempt to interfere with, the relationship between an Advisor Person and any Associate of such Advisor Person or any person or entity who was an Associate of such Advisor Person during the one-year period preceding such proposed inducement, persuasion or interference or attempted inducement, persuasion or interference. The parties intend that any provision of this Section 6 held invalid, illegal or unenforceable only in part or degree because of the duration or geographic scope thereof shall remain in full force to the extent not held invalid, illegal or unenforceable.

For purposes of this Agreement, “Affiliate” or “Affiliated” or any derivation thereof means with respect to any individual, corporation, partnership, trust, joint venture, limited liability company or other entity or association (“Person”): (a) any Person directly or indirectly owning, controlling, or holding, with the power to vote, 10% or more of the outstanding voting securities of such other Person; (b) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (c) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (d) any executive officer, director, trustee, shareholder, manager, member or partner of such other Person; or (e) any legal entity for which such Person acts as an executive officer, director, trustee, shareholder, manager, member or partner.

7.  Responsibility of Dual Trustees, Officers and/or Employees.

If any person who is a manager, partner, member, officer and/or employee of the Advisor is or becomes a trustee, officer and/or employee of the Fund and acts as such in any business of the Fund, then such manager, partner, member, officer and/or employee of the Advisor shall be deemed to be acting in such capacity solely for the Fund, and not as a manager, partner, member, officer and/or employee of the Advisor or under the control or direction of the Advisor, even if paid by the Advisor.

8.  Liability of Advisor.

In the absence of (a) willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its obligations and duties hereunder, (b) reckless disregard by the Advisor of its obligations and duties hereunder, or (c) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act) the Advisor shall not be subject to any liability whatsoever to the Fund, or to any shareholder for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

9.  Indemnification.

(a) To the fullest extent permitted by law, the Fund shall, subject to Section 9(c) of this Agreement, indemnify the Advisor (including for this purpose each officer, director, shareholder, member, principal, partner, manager, employee or agent of, any person who controls, is controlled by or is under common control with, or any other person designated by the Advisor as an indemnitee (as defined herein) on behalf of the Fund, the Advisor, and their respective executors, heirs, assigns, successors or other legal representatives (each such person, including the Advisor, being referred to as an “indemnitee”)) against all losses, claims, damages, liabilities, costs and expenses arising by reason of being or having been Advisor to the Fund, or the past or present performance of services to the Fund in accordance with this Agreement by the indemnitee, except to the extent that the loss, claim, damage, liability, cost or expense has been finally determined in a judicial decision on the merits from which no further appeal may be taken in any action, suit, investigation or other proceeding to have been incurred or suffered by the indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office.  These losses, claims, damages, liabilities, costs and expenses include, but are not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and counsel fees and expenses, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which the indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter.  The rights of indemnification provided under this Section 9 are not to be construed so as to provide for indemnification of an indemnitee for any liability (including liability under U.S. federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 9.

(b)  Expenses, including counsel fees and expenses, incurred by any indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties) may be paid from time to time by the Fund in advance of the final disposition of any action, suit, investigation or other proceeding upon receipt of an undertaking by or on behalf of the indemnitee to repay to the Fund amounts paid if a determination is made that indemnification of the expenses is not authorized under Section 9(a) of this Agreement, so long as (i) the indemnitee provides security for the undertaking, (ii) the Fund is insured by or on behalf of the indemnitee against losses arising by reason of the indemnitee’s failure to fulfill his, her or its undertaking, or (iii) a majority of the trustees of the Fund who are not “interested persons” (as that term is defined in the Investment Company Act) of the Fund (“Independent Trustees”) (excluding any trustee who is or has been a party to any other action, suit, investigation or other proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses under this Agreement) or independent legal counsel in a written opinion determines based on a review of readily available facts (as opposed to a full trial-type inquiry) that reason exists to believe that the indemnitee ultimately shall be entitled to indemnification.

(c)  As to the disposition of any action, suit, investigation or other proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding has been brought, that an indemnitee is liable to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office, indemnification shall be provided in accordance with Section 9(a) of this Agreement if (i) approved as in the best interests of the Fund by a majority of the Independent Trustees (excluding any Board trustee who is or has been a party to any other action, suit, investigation or other proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification under this Agreement) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that the indemnitee acted in good faith and in the reasonable belief that the actions were in the best interests of the Fund and that the indemnitee is not liable to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office or (ii) the Board trustees secure a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that indemnification would not protect the indemnitee against any liability to the Fund or its shareholders to which the indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office.

(d)  Any indemnification or advancement of expenses made in accordance with this Section 9 shall not prevent the recovery from any indemnitee of any amount if the indemnitee subsequently is determined in a final judicial decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to the indemnification or advancement of expenses to be liable to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office.  In any suit brought by an indemnitee to enforce a right to indemnification under this Section 9, it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made in accordance with this Section 9 the Fund shall be entitled to recover the expenses upon a final adjudication from which no further right of appeal may be taken that, the indemnitee has not met the applicable standard of conduct described in this Section 9.  In any suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made in accordance with this Section 9, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 9 shall be on the Fund (or on any shareholder acting derivatively or otherwise on behalf of the Fund or its shareholders).

(e)  An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 9 or to which he, she or it may otherwise be entitled except out of the assets of the Fund, and no shareholder shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

(f)  The rights of indemnification provided in this Section 9 shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.  Nothing contained in this Section 9 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of the Advisor or any indemnitee.

10.  Effectiveness, Duration and Termination of Agreement.

(a)  Term and Effectiveness. This Agreement shall become effective as of the Effective Date. This Agreement shall remain in effect for two years from such date, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Fund’s Independent Trustees, in accordance with the requirements of the Investment Company Act.

(b)  Termination. This Agreement may be terminated at any time, without the payment of any penalty, (a) by the Fund upon 60 days’ prior written notice to the Advisor, (i) upon the vote of a majority of the outstanding voting securities of the Fund, or (ii) by the vote of the Fund’s Independent Trustees, or (b) by the Advisor upon 120 days’ prior written notice to the Fund. This Agreement shall automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act). The provisions of Section 9 of this Agreement shall remain in full force and effect, and the Advisor shall remain entitled to the benefits thereof, notwithstanding any termination or expiration of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Advisor shall be entitled to receive from the Fund within 30 days after the effective date of such termination or expiration any amounts owed to it under Section 2 and Section 3 through the date of termination or expiration.

11.  Notices.

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed,

postage prepaid, to the other party at its principal office or principal place of business.

12.  Amendments.

This Agreement may be amended in writing by mutual consent of the parties hereto, subject to the provisions of the Investment Company Act and the Declaration of Trust.

13.  Entire Agreement; Governing Law.

This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. Notwithstanding the place where this Agreement may be executed by any of the parties hereto, this Agreement shall be construed in accordance with the laws of the State of New York. For so long as the Fund is registered as an investment company under the Investment Company Act and the Advisor is regulated as an investment adviser under the Advisers Act, this Agreement shall also be construed in accordance with the applicable provisions of the Investment Company Act and the Advisers Act, respectively, and any other then-current regulatory interpretations thereunder. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control.

14.  Intellectual Property.

The Advisor conducts its investment advisory business under the servicemark or trademark “Triloma” and the “Triloma” design (collectively, the “Brand”). In connection with the Fund’s (a) public filings, (b) requests for information from state and federal regulators, (c) offering materials and advertising materials and (d) investor communications, the Fund may state in such materials that investment advisory services are being provided by the Advisor to the Fund under the terms of this Agreement. The Advisor hereby grants a non-exclusive, non-transferable and non-sublicensable license to the Fund for the use of the Brand as permitted in the foregoing sentence and in connection with the Fund’s name. The Fund agrees the Advisor is the sole owner of the Brand and agrees not to challenge or contest the validity of, or the Advisor’s rights in, the Brand (and the associated goodwill). Prior to using the Brand in any manner, the Fund shall submit all proposed uses to the Advisor for prior written approval. The Fund agrees to control the use of such Brand in accordance with the standards and policies as established between the Advisor and the Fund. The term of the license granted under this Section shall be for the term of this Agreement only, including renewals and extensions, and the right to use the Brand as provided herein shall terminate immediately upon the termination of this Agreement. Without limiting the foregoing, this license shall have no effect on the Fund’s ownership rights of any proprietary works which include the use of the Brand.

15.  Severability.

If any provision of this Agreement shall be declared illegal, invalid, or unenforceable in any jurisdiction, then such provision shall be deemed to be severable from this Agreement (to the extent permitted by law) and in any event such illegality, invalidity or unenforceability shall not affect the remainder hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

TRILOMA EIG ENERGY INCOME FUND

By:
Name:
Title:

TRILOMA ENERGY ADVISORS, LLC

By:
Name:
Title:

[Signature Page to Investment Advisory Agreement]

Appendix A

NOTE: All percentages herein refer to Adjusted Capital.

Example: Incentive Fee on Pre-Incentive Fee Net Investment Income for each quarter

	Scenario 1	Scenario 2	Scenario 3
Pre-incentive fee net investment income	1.000%	2.000%	3.000%
Catch up provision (Max of 0.469%)	—	(0.125)%	(0.469)%
Additional allocation (20% above 2.344%)	—	—	(0.131)%
Net investment income	1.000%	1.875%	2.400%

Scenario 1

Pre-Incentive Fee Net Investment Income does not exceed the quarterly hurdle rate; therefore, there is no incentive fee on income payable.

Scenario 2

Pre-Incentive Fee Net Investment Income exceeds the quarterly hurdle rate, but does not fully satisfy the ‘‘catch-up’’ provision; therefore, the incentive fee on income is 0.125%.

Scenario 3

Pre-Incentive Fee Net Investment Income exceeds the quarterly hurdle rate and fully satisfies the ‘‘catch-up’’ provision; therefore, the incentive fee on income is 0.600%.

* Scenarios expressed as a percentage of average Adjusted Capital.

EXHIBIT B

AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENT

BETWEEN

TRILOMA EIG ENERGY INCOME FUND — TERM I

AND

TRILOMA ENERGY ADVISORS, LLC

This Amended and Restated Investment Advisory Agreement (the “Agreement”) is made this [  ]  day of [   ], 2016, by and between TRILOMA EIG ENERGY INCOME FUND — TERM I, a Delaware statutory trust (the “Fund”), and TRILOMA ENERGY ADVISORS, LLC, a Florida limited liability company (the “Advisor”).

WHEREAS, the Fund is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and

WHEREAS, the Advisor is a newly organized investment adviser registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Fund desires to retain the Advisor to furnish investment advisory services to the Fund on the terms and conditions hereinafter set forth, and the Advisor wishes to be retained to provide such services;

WHEREAS, the parties hereto entered into an Investment Advisory Agreement on June 30, 2015 (the “Effective Date”); and

WHEREAS, the parties now desire to amend and restate the Investment Advisory Agreement to revise the manner in which the Advisor is reimbursed by the Fund for certain expenses it has incurred in the course of providing services to the Fund hereunder.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:

1.  Duties of the Advisor.

(a)  Retention of Advisor. The Fund hereby appoints the Advisor to act as the investment adviser to the Fund and to manage the investment and reinvestment of the assets of the Fund, subject to the supervision of the Board of Trustees of the Fund (the “Board”), for the period and upon the terms herein set forth:

(i)                                     in accordance with the investment objectives, policies and restrictions that are set forth in the Fund’s then-effective Registration Statement on Form N-2 filed with the Securities and Exchange Commission (the “SEC”), as amended from time to time (the “Registration Statement”), the Fund’s prospectus that forms a part of the Registration Statement, as amended and supplemented from time to time (the “Prospectus”), and/or the Fund’s periodic reports filed with the SEC from time to time; and

(ii)                                  during the term of this Agreement in accordance with all other applicable federal and state laws, rules and regulations, and the Fund’s  Declaration of Trust

(“Declaration of Trust”) and Bylaws (the “Bylaws”), in each case as may be amended from time to time.

(b)  Responsibilities of Advisor. Without limiting the generality of the foregoing, the Advisor shall, during the term and subject to the provisions of this Agreement:

(i)                                     determine the composition and allocation of the portfolio of the Fund, the nature and timing of the changes therein and the manner of implementing such changes;

(ii)                                  identify, evaluate and negotiate the structure of the investments made by the Fund;

(iii)                               execute, monitor and service the Fund’s investments;

(iv)                              determine the securities and other assets that the Fund shall purchase, retain, or sell;

(v)                                 perform due diligence on prospective portfolio companies;

(vi)                              provide cash management services to invest the Fund’s daily cash balances; and

(vii)                           provide the Fund with such other investment advisory, research and related services as the Fund may, from time to time, reasonably request or require for the investment of its funds.

(c)  Power and Authority. To facilitate the Advisor’s performance of these undertakings, but subject to the restrictions contained herein, the Fund hereby delegates to the Advisor, and the Advisor hereby accepts, the power and authority on behalf of the Fund to effectuate its investment decisions for the Fund, including the execution and delivery of all documents relating to the Fund’s investments and the placing of orders for other purchase or sale transactions on behalf of the Fund. In the event the Fund determines to obtain debt financing, the Advisor shall arrange for such financing on the Fund’s behalf, subject to the oversight and approval of the Board. If it is necessary or appropriate for the Advisor to make investments on behalf of the Fund through one or more special purpose vehicles, the Advisor shall have authority to create or arrange for the creation of such special purpose vehicles and to make such investments through such special purpose vehicles in accordance with the Investment Company Act.

(d)  Acceptance of Appointment. The Advisor hereby accepts such appointment and agrees during the term hereof to render the services described herein for the compensation provided herein, subject to the limitations contained herein.

(e)  Sub-Advisor. The Advisor is hereby authorized to enter into a sub-advisory agreement with EIG Credit Management Company, LLC (the “Sub-Advisor”), pursuant to which the Advisor may obtain the services of the Sub-Advisor to assist the Advisor in fulfilling its responsibilities hereunder. Specifically, the Advisor may retain the Sub-Advisor to recommend specific securities or other investments based upon the Fund’s investment objectives, policies and restrictions, and work, along with the Advisor, in sourcing, structuring, negotiating, arranging or effecting the acquisition or disposition of such investments and monitoring investments on behalf of the Fund, subject to the oversight of the Advisor and the Fund.

(i)                                     The Advisor and not the Fund shall be responsible for any compensation payable to any Sub-Advisor.

(ii)                                  The sub-advisory agreement entered into between the Advisor and Sub-Advisor shall be in accordance with the requirements of the Investment Company Act, including without limitation the requirements relating to the Board and the Company’s shareholder approval thereunder, and other applicable federal and state law.

(iii)                               The Sub-Advisor shall be subject to the same fiduciary duties imposed on the Advisor pursuant to this Agreement, the Investment Company Act and the Advisers Act, as well as other applicable federal and state law.

(f)  Independent Contractor Status. The Advisor shall, for all purposes herein provided, be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

(g)  Record Retention. Subject to review by, and the overall control of, the Board, the Advisor shall keep and preserve for the period required by the Investment Company Act any books and records relevant to the provision of its investment advisory services to the Fund and shall specifically maintain all books and records with respect to the Fund’s portfolio transactions and shall render to the Board such periodic and special reports as the Board may reasonably request or as may be required under applicable federal and state law, and shall make such records available for inspection by the Board and its authorized agents, at any time and from time to time during normal business hours or as may be agreed upon by the Advisor. The Advisor agrees that all records that it maintains for the Fund are the property of the Fund and shall surrender promptly to the Fund any such records upon the Fund’s request and upon termination of this Agreement pursuant to Section 10, provided that the Advisor may retain a copy of such records.

2.  The Fund’s Responsibilities and Expenses Payable by the Fund.

(a)  Advisor Personnel.  All investment personnel of the Advisor, when and to the extent engaged in providing investment advisory services hereunder, and the compensation and routine overhead expenses of such personnel allocable to such services, shall be provided and paid for by the Advisor and not by the Fund.

(b)  Costs.  Subject to the limitations on reimbursement of the Advisor as set forth in Section 2(c) below, the Fund, either directly or through reimbursement to the Advisor, shall bear all other reasonable costs and expenses of its operations and transactions.

(c)  Periodic Reimbursement. Expenses incurred by the Advisor on behalf of the Fund and payable by the Fund pursuant to this Section 2 shall be reimbursed no less frequently than quarterly to the Advisor. The Advisor shall prepare a statement documenting the expenses of the Fund and the calculation of the reimbursement and shall deliver such statement to the Board for its review and approval prior to full reimbursement.

3.  Compensation of the Advisor. The Fund agrees to pay, and the Advisor agrees to accept, as compensation for the services provided by the Advisor hereunder, a base management fee (“Management Fee”) and an incentive fee (“Incentive Fee”) as hereinafter set forth. The Advisor may agree to temporarily or permanently waive, in whole or in part, the Management Fee and/or the Incentive Fee. See Appendix A for examples of how these fees are calculated.

(a)  Management Fee. The Management Fee shall be calculated at an annual rate of 2.0% of the Fund’s average gross assets. The Management Fee shall be payable monthly in arrears, and shall be calculated based on the simple average of the Fund’s gross assets at the end of the two most recently completed calendar months. All or any part of the Management Fee not taken as to any month shall be deferred without interest and may be taken in any such other month as the Advisor may determine. The Management Fee for any partial month shall be appropriately prorated.

(b)  Incentive Fee. The Incentive Fee for the Fund shall be calculated as follows:

(i)                                     The “Incentive Fee” shall be calculated and payable quarterly in arrears based on the Fund’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter. In the case of a liquidity event (as such term is defined in the Prospectus) or if the Agreement is terminated, the fee will also become payable as of the effective date of the event. The payment of the Incentive Fee shall be subject to payment of a preferred return to investors each quarter, expressed as a quarterly rate of return on the average Adjusted Capital (as defined below) for the most recently completed calendar quarter, of 1.875% (7.5% annualized), subject to a “catch up” feature (as described below). These calculations will be appropriately prorated for any period of less than three months.

For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Fund receives from portfolio companies) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the Management Fee, expenses reimbursed or fees paid to the Advisor under the Fund Administration Agreement between the Advisor and the Fund, and any interest expense and dividends paid on any issued and outstanding preferred shares, but excluding the Incentive Fee, Distribution and Dealer Manager fee, any expense payments under the Expense Support and Reimbursement Agreement, and any reimbursement payments by the Fund). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount debt instruments with payment-in-kind interest and zero coupon securities), accrued income only when the cash is received by the Fund. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. For purposes of computing the Incentive Fee, the calculation methodology will look through derivatives or swaps as if the Fund owned the reference assets directly. Therefore, net interest, if any, associated with a derivative or swap (which represents the difference between (i) the interest income and fees received in respect of the reference assets of the derivative or swap and (ii) the interest expense paid by the Fund to the derivative or swap counterparty) will be included in the calculation of quarterly pre-incentive fee net investment income for purposes of the Incentive Fee.

For purposes of this fee, “Adjusted Capital” shall mean (a) cumulative proceeds received by the Fund from the sale of Shares, including proceeds from the Fund’s distribution reinvestment plan, net of sales load and (b) reduced by (i) distributions paid to the Fund’s shareholders that represent return of capital and (ii) amounts paid for share repurchases pursuant to the Fund’s share repurchase program.

The calculation of the Incentive Fee for each quarter is as follows:

(A)                               No Incentive Fee is payable in any calendar quarter in which the Fund’s Pre-Incentive Fee Net Investment Income does not exceed the quarterly hurdle rate of 1.875%;

(B)                               100% of the Fund’s Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.344% in any calendar quarter (9.376% annualized) is payable to the Advisor. This portion of the Fund’s Pre-Incentive Fee Net Investment Income which exceeds the hurdle rate but is less than or equal to 2.344% is referred to as the “catch-up.” The “catch-up” provision is intended to provide the Advisor with an incentive fee of 20% on all of the Fund’s Pre-Incentive Fee Net Investment Income when the Fund’s Pre-Incentive Fee Net Investment Income reaches 2.344% in any calendar quarter; and

(C)                               20% of the Fund’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.344% in any calendar quarter (9.376% annualized) is payable to the Advisor once the hurdle rate is reached and the catch-up is achieved (i.e., 20% of all the Fund’s Pre-Incentive Fee Net Investment Income thereafter is allocated to the Advisor).

4.  Covenants of the Advisor.

The Advisor covenants that it is registered as an investment adviser under the Advisers Act and will maintain such registration during the term of this Agreement. The Advisor agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.

5.  Brokerage Commissions.

The Advisor is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Fund to pay a member of a national securities exchange, broker or dealer an amount of commission, markup or markdown for effecting a securities transaction in excess of the amount of commission, markup or markdown another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith, taking into account such factors as price (including the applicable brokerage commission, markup, markdown or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission, markup or markdown is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Fund’s portfolio, and constitutes the best net results for the Fund.

6.  Other Activities of the Advisor.

The services of the Advisor to the Fund are not exclusive, and the Advisor may, subject to other agreements to which it or its Affiliates may be party, engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Fund, so long as its services to the Fund hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any manager, partner, member (including its members and the owners of its members), officer or employee of the Advisor to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith. The Advisor assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that trustees, officers, employees and shareholders of the Fund are or may become interested in the Advisor and its affiliates, as directors, officers, employees, partners, shareholders, members, managers or otherwise, and that the Advisor and directors, officers, employees, partners, shareholders, members and managers of the Advisor and its affiliates are or may become similarly interested in the Fund as shareholders or otherwise.

During the term of this Agreement and for a period of one (1) year following any termination or nonrenewal of this Agreement for any reason, the Fund shall not, directly or indirectly on behalf of itself or any other person or entity: (a) solicit the employment of or employ any partners, shareholders, directors, officers, employees, consultants and/or associated persons (each, an “Associate”) of the Advisor, any Sub-Advisor or any of their respective Affiliates (collectively, “Advisor Persons”) or any person or entity who was an Associate of an Advisor Person during the one-year period preceding such proposed solicitation or employment, or (b) induce, persuade or attempt to induce or persuade the discontinuation of, or in any way interfere or attempt to interfere with, the relationship between an Advisor Person and any Associate of such Advisor Person or any person or entity who was an Associate of such Advisor Person during the one-year period preceding such proposed inducement, persuasion or interference or attempted inducement, persuasion or interference. The parties intend that any provision of this Section 6 held invalid, illegal or unenforceable only in part or degree because of the duration or geographic scope thereof shall remain in full force to the extent not held invalid, illegal or unenforceable.

For purposes of this Agreement, “Affiliate” or “Affiliated” or any derivation thereof means with respect to any individual, corporation, partnership, trust, joint venture, limited liability company or other entity or association (“Person”): (a) any Person directly or indirectly owning, controlling, or holding, with the power to vote, 10% or more of the outstanding voting securities of such other Person; (b) any Person 10% or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (c) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (d) any executive officer, director, trustee, shareholder, manager, member or partner of such other Person; or (e) any legal entity for which such Person acts as an executive officer, director, trustee, shareholder, manager, member or partner.

7.  Responsibility of Dual Trustees, Officers and/or Employees.

If any person who is a manager, partner, member, officer and/or employee of the Advisor is or becomes a trustee, officer and/or employee of the Fund and acts as such in any business of the Fund, then such manager, partner, member, officer and/or employee of the Advisor shall be deemed to be acting in such capacity solely for the Fund, and not as a manager, partner, member, officer and/or employee of the Advisor or under the control or direction of the Advisor, even if paid by the Advisor.

8.  Liability of Advisor.

In the absence of (a) willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its obligations and duties hereunder, (b) reckless disregard by the Advisor of its obligations and duties hereunder, or (c) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act) the Advisor shall not be subject to any liability whatsoever to the Fund, or to any shareholder for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

9.  Indemnification.

(a) To the fullest extent permitted by law, the Fund shall, subject to Section 9(c) of this Agreement, indemnify the Advisor (including for this purpose each officer, director, shareholder, member, principal, partner, manager, employee or agent of, any person who controls, is controlled by or is under common control with, or any other person designated by the Advisor as an indemnitee (as defined herein) on behalf of the Fund, the Advisor, and their respective executors, heirs, assigns, successors or other legal representatives (each such person, including the Advisor, being referred to as an “indemnitee”)) against all losses, claims, damages, liabilities, costs and expenses arising by reason of being or having been Advisor to the Fund, or the past or present performance of services to the Fund in accordance with this Agreement by the indemnitee, except to the extent that the loss, claim, damage, liability, cost or expense has been finally determined in a judicial decision on the merits from which no further appeal may be taken in any action, suit, investigation or other proceeding to have been incurred or suffered by the indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office.  These losses, claims, damages, liabilities, costs and expenses include, but are not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and counsel fees and expenses, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which the indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter.  The rights of indemnification provided under this Section 9 are not to be construed so as to provide for indemnification of an indemnitee for any liability (including liability under U.S. federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 9.

(b)  Expenses, including counsel fees and expenses, incurred by any indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties) may be paid from time to time by the Fund in advance of the final disposition of any action, suit, investigation or other proceeding upon receipt of an undertaking by or on behalf of the indemnitee to repay to the Fund amounts paid if a determination is made that indemnification of the expenses is not authorized under Section 9(a) of this Agreement, so long as (i) the indemnitee provides security for the undertaking, (ii) the Fund is insured by or on behalf of the indemnitee against losses arising by reason of the indemnitee’s failure to fulfill his, her or its undertaking, or (iii) a majority of the trustees of the Fund who are not “interested persons” (as that term is defined in the Investment Company Act) of the Fund (“Independent Trustees”) (excluding any trustee who is or has been a party to any other action, suit, investigation or other proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses under this Agreement) or independent legal counsel in a written opinion determines based on a review of readily available facts (as opposed to a full trial-type inquiry) that reason exists to believe that the indemnitee ultimately shall be entitled to indemnification.

(c)  As to the disposition of any action, suit, investigation or other proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding has been brought, that an indemnitee is liable to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office, indemnification shall be provided in accordance with Section 9(a) of this Agreement if (i) approved as in the best interests of the Fund by a majority of the Independent Trustees (excluding any Board trustee who is or has been a party to any other action, suit, investigation or other proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification under this Agreement) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that the indemnitee acted in good faith and in the reasonable belief that the actions were in the best interests of the Fund and that the indemnitee is not liable to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office or (ii) the Board trustees secure a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that indemnification would not protect the indemnitee against any liability to the Fund or its shareholders to which the indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office.

(d)  Any indemnification or advancement of expenses made in accordance with this Section 9 shall not prevent the recovery from any indemnitee of any amount if the indemnitee subsequently is determined in a final judicial decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to the indemnification or advancement of expenses to be liable to the Fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the indemnitee’s office.  In any suit brought by an indemnitee to enforce a right to indemnification under this Section 9, it shall be a defense that, and in any suit in the name of the Fund to recover any indemnification or advancement of expenses made in accordance with this Section 9 the Fund shall be entitled to recover the expenses upon a final adjudication from which no further right of appeal may be taken that, the indemnitee has not met the applicable standard of conduct described in this Section 9.  In any suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made in accordance with this Section 9, the burden of proving that the indemnitee is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 9 shall be on the Fund (or on any shareholder acting derivatively or otherwise on behalf of the Fund or its shareholders).

(e)  An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 9 or to which he, she or it may otherwise be entitled except out of the assets of the Fund, and no shareholder shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

(f)  The rights of indemnification provided in this Section 9 shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law.  Nothing contained in this Section 9 shall affect the power of the Fund to purchase and maintain liability insurance on behalf of the Advisor or any indemnitee.

10.  Effectiveness, Duration and Termination of Agreement.

(a)  Term and Effectiveness. This Agreement shall become effective as of the Effective Date. This Agreement shall remain in effect for two years from such date, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Fund’s Independent Trustees, in accordance with the requirements of the Investment Company Act.

(b)  Termination. This Agreement may be terminated at any time, without the payment of any penalty, (a) by the Fund upon 60 days’ prior written notice to the Advisor, (i) upon the vote of a majority of the outstanding voting securities of the Fund, or (ii) by the vote of the Fund’s Independent Trustees, or (b) by the Advisor upon 120 days’ prior written notice to the Fund. This Agreement shall automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act). The provisions of Section 9 of this Agreement shall remain in full force and effect, and the Advisor shall remain entitled to the benefits thereof, notwithstanding any termination or expiration of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Advisor shall be entitled to receive from the Fund within 30 days after the effective date of such termination or expiration any amounts owed to it under Section 2 and Section 3 through the date of termination or expiration.

11.  Notices.

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office or principal place of business.

12.  Amendments.

This Agreement may be amended in writing by mutual consent of the parties hereto, subject to the provisions of the Investment Company Act and the Declaration of Trust.

13.  Entire Agreement; Governing Law.

This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. Notwithstanding the place where this Agreement may be executed by any of the parties hereto, this Agreement shall be construed in accordance with the laws of the State of New York. For so long as the Fund is registered as an investment company under the Investment Company Act and the Advisor is regulated as an investment adviser under the Advisers Act, this Agreement shall also be construed in accordance with the applicable provisions of the Investment Company Act and the Advisers Act, respectively, and any other then-current regulatory interpretations thereunder. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control.

14.  Intellectual Property.

The Advisor conducts its investment advisory business under the servicemark or trademark “Triloma” and the “Triloma” design (collectively, the “Brand”). In connection with the Fund’s (a) public filings, (b) requests for information from state and federal regulators, (c) offering materials and advertising materials and (d) investor communications, the Fund may state in such materials that investment advisory services are being provided by the Advisor to the Fund under the terms of this Agreement. The Advisor hereby grants a non-exclusive, non-transferable and non-sublicensable license to the Fund for the use of the Brand as permitted in the foregoing sentence and in connection with the Fund’s name. The Fund agrees the Advisor is the sole owner of the Brand and agrees not to challenge or contest the validity of, or the Advisor’s rights in, the Brand (and the associated goodwill). Prior to using the Brand in any manner, the Fund shall submit all proposed uses to the Advisor for prior written approval. The Fund agrees to control the use of such Brand in accordance with the standards and policies as established between the Advisor and the Fund. The term of the license granted under this Section shall be for the term of this Agreement only, including renewals and extensions, and the right to use the Brand as provided herein shall terminate immediately upon the termination of this Agreement. Without limiting the foregoing, this license shall have no effect on the Fund’s ownership rights of any proprietary works which include the use of the Brand.

15.  Severability.

If any provision of this Agreement shall be declared illegal, invalid, or unenforceable in any jurisdiction, then such provision shall be deemed to be severable from this Agreement (to the extent permitted by law) and in any event such illegality, invalidity or unenforceability shall not affect the remainder hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

TRILOMA EIG ENERGY INCOME FUND — TERM I

By:
Name:
Title:

TRILOMA ENERGY ADVISORS, LLC

By:
Name:
Title:

[Signature Page to Investment Advisory Agreement]

Appendix A

NOTE: All percentages herein refer to Adjusted Capital.

Example: Incentive Fee on Pre-Incentive Fee Net Investment Income for each quarter

	Scenario 1	Scenario 2	Scenario 3
Pre-incentive fee net investment income	1.000%	2.000%	3.000%
Catch up provision (Max of 0.469%)	—	(0.125)%	(0.469)%
Additional allocation (20% above 2.344%)	—	—	(0.131)%
Net investment income	1.000%	1.875%	2.400%

Scenario 1

Pre-Incentive Fee Net Investment Income does not exceed the quarterly hurdle rate; therefore, there is no incentive fee on income payable.

Scenario 2

Pre-Incentive Fee Net Investment Income exceeds the quarterly hurdle rate, but does not fully satisfy the ‘‘catch-up’’ provision; therefore, the incentive fee on income is 0.125%.

Scenario 3

Pre-Incentive Fee Net Investment Income exceeds the quarterly hurdle rate and fully satisfies the ‘‘catch-up’’ provision; therefore, the incentive fee on income is 0.600%.

* Scenarios expressed as a percentage of average Adjusted Capital.

EXHIBIT C

CURRENT EXECUTIVE OFFICERS OF THE FUNDS

The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Trust and principal occupations are shown below.

Executive Officers

The following persons serve as each Fund’s executive officers in the following capacities:

NAME	AGE	POSITIONS HELD
Deryck A. Harmer	36	President and Chief Executive Officer
Elizabeth Strouse	42	Chief Financial Officer
Hope L. Newsome	38	Secretary and Chief Compliance Officer

Deryck A. Harmer. Mr. Harmer serves as our President and Chief Executive Officer. Mr. Harmer also currently serves as president, chief executive officer and investment committee member of Triloma, positions that he has held since 2015. Prior to joining Triloma, Mr. Harmer spent over eleven years at CNL Financial Group, most recently as chief strategy officer, member of the operating committee and member of the board of directors for CNL Securities Corp., a FINRA registered broker-dealer. His responsibilities at CNL Financial Group included a variety of roles across the investment management and capital markets divisions, with experience creating, managing and raising capital for alternative investment vehicles. While at CNL Financial Group, Mr. Harmer also served as senior vice president and launched Corporate Capital Trust, a public non-traded business development company advised by CNL Fund Advisors Company and KKR Asset Management. Mr. Harmer served as senior vice president and investment committee member of CNL Fund Advisors Company, leading its investment and operating activities. Prior to joining CNL Financial Group, Mr. Harmer performed tax services for a broad range of companies at PricewaterhouseCoopers between 2002 and 2003. Mr. Harmer has a B.S., summa cum laude, in Accounting from Florida State University and an M.B.A. with a concentration in Finance from Rollins College.

Elizabeth Strouse. Ms. Strouse serves as our Chief Financial Officer. Ms. Strouse also currently serves as chief financial officer of Triloma, positions that she has held since 2016. Ms. Strouse has extensive accounting, administration and financial reporting experience in the investment management industry. Prior to joining Triloma, Ms. Strouse served as managing director with State Street Corp, primarily responsible for assisting their key asset management clients navigate the complex regulatory environment. From 2009 to 2014, Ms. Strouse served as chief accounting officer of Transamerica Asset Management, providing oversight for approximately $70 billion of assets under management within approximately 190 registered funds, including serving as the principal financial officer, chairman of the valuation committee, and member of various risk committees. Prior to joining Transamerica, Ms. Strouse led the fund administration team at TIAA-CREF and provided assurance services for investment management clients at PricewaterhouseCoopers. Ms. Strouse is a Florida and Massachusetts certified public accountant and received her B.B.A. in Accounting from the University of Michigan, and her M.Acc. in Accounting and Information Systems from the University of South Florida.

Hope L. Newsome. Ms. Newsome serves as our Secretary and Chief Compliance Officer. Ms. Newsome also currently serves as chief compliance officer of Triloma and assistant general counsel to Triloma Securities, all positions held since 2015. Ms. Newsome has extensive experience providing compliance and legal advice to financial institutions. Prior to joining Triloma, Ms. Newsome spent four years as chief compliance officer of Newport Group Securities, a FINRA registered broker-dealer and SEC registered investment adviser with over $21 billion dollars of assets under management. Ms. Newsome also held the positions of general counsel and chief compliance officer at International Assets Advisory, LLC, a firm managing over $124 million in assets, and as director, business practices and controls at AXA Equitable where she led a controls team that managed the review of more than 2,000 financial professionals across the United States.  Ms. Newsome received her B.A. from Spelman College, and her J.D. from Barry University School of Law.  She is a member of the Florida Bar and holds FINRA Series 7, 24, 53 and 66 licenses.

C-1

EXHIBIT D

PRINCIPAL SHAREHOLDERS OF THE FUNDS

As of November 9, 2016, the following persons were the owners of more than 5% of the outstanding Shares of each Fund. Shareholders indicated with an (*) below are a subsidiary or affiliate of Triloma Financial Group LLC or EIG Partners.

Triloma EIG Energy Income Fund

Name	Address	Percentage of Ownership in the Fund
Catherine M. Engelman Trust	Winter Park, FL	5.40%
Hurt Family Partnership Ltd	201 E Pine Street, FL 15, Orlando, FL 32801-2728	5.52%
Nickolai Dolya & Christina Dolya JTWROS	Winter Park, FL	23.36%
Mosler Holdings LLC	Eustis, FL	5.36%

Triloma EIG Energy Income Fund — Term I

Name	Address	Percentage of Ownership in the Fund
EIG Separate Investments LP*	1700 Pennsylvania Avenue NW, Washington DC 20006-4700	15.85%
Triloma Energy Advisors LLC*	201 N New York Avenue, Suite 250, Winter Park, FL 32789-3178	11.95%

D-1

PROXY TABULATOR
P.O. BOX 9112	To vote by Internet
FARMINGDALE, NY 11735
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

{CONTROL NUMBER MERGED}

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

{FUND NAME MERGED}

The Board of Trustees recommends you vote FOR the following proposal:				For	Against	Abstain

1. To approve an amended and restated investment advisory agreement for each Fund				☐	☐	☐

2. To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE-PAID ENVELOPE.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice of Special Meeting and Proxy Statement are available at www.proxyvote.com.

E12036-S47104

Triloma EIG Energy Income Fund

Triloma EIG Energy Income Fund - Term I

SPECIAL MEETING OF SHAREHOLDERS

December 29, 2016

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned, revoking all previous proxies,if any, with respect to the Shares (defined below), hereby appoints Deryck A. Harmer and  Hope  L . Newsome  as proxies, each with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of Triloma EIG Energy Income Fund and Triloma EIG Energy Income Fund – Term I to be held at 201 North New York Avenue, Suite 250, Winter Park, FL 32789, at 10 a.m. Eastern Time (the “Meeting”), and any adjournmentsor postponements thereof, all shares of beneficial interest ("Shares") on the proposalset forth on the reverse.

This proxy is solicited on behalf of the Trust's Board of Trustees, and may be revoked prior to its exercise by filing with the Secretary of the Fund an instrument revoking this proxy or a duly executed proxy bearing a later date, or by appearing in person and voting at the Special Meeting.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.